UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 13, 2024

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 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 13, 2024, Entegris, Inc. (the "Company") issued a press release to announce results for the fourth quarter of 2023. A copy of this press release and supplemental slides are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, attached hereto and are incorporated herein by reference.
The information furnished in this Item 2.02, and in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed automatically incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 7.01.    Regulation FD Disclosure.
On February 14, 2024, Bertrand Loy, President, Chief Executive Officer and Chair of the Board of Directors of the Company, and Linda LaGorga, Senior Vice President and Chief Financial Officer of the Company, will provide a brief analyst update via a webcast hosted by the Company at 9:00 a.m. ET. In lieu of a webcast presentation regarding the Company's financial results for its fourth quarter of 2023, the Company has prepared the remarks furnished as Exhibit 99.3 attached hereto.
The information furnished in this Item 7.01, and in Exhibit 99.3, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed automatically incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01.    Financial Statements and Exhibits.
        (d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release, dated February 13, 2024
99.2	Fourth Quarter Earnings Release Presentation Slides, dated February 13, 2024
99.3	Prepared Remarks from Management, dated February 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: February 13, 2024	By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Senior Vice President and Chief Financial Officer